EXHIBIT 99.3

WaMu Capital Corp.
July Position
30 Year Conforming Alt A; (NETRATE ge 6.5) and (NETRATE lt 6.875)
354 records
Balance: 53,163,980

Selection Criteria: 30 Year Conforming Alt A; (NETRATE ge 6.5) and (NETRATE lt 6.875)
Table of Contents
  Disclaimer
  Summary
  Gross Interest Rate
  Mortgage Interest Rates
  Original Balance
  Current Balance
  Original LTV
  Property Type
  State
  Original Term
  Documentation
  Original FICO
  Loan Purpose
  Occupancy Type
  Interest Only
  Prepay Penalty

1. Disclaimer

The information contained herein has not been independently verified by WaMu Capital Corp. The information contained herein is preliminary and subject to change, and supersedes information contained in any prior collateral term sheet for this transaction.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 212-702 6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

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2. Summary

Total Number of Loans: 354
Total Balance: 53,163,979.80
Weighted Average Note Rate: 6.849
Non-Zero Weighted Average Original LTV: 78.27
Calif %: 5.97
Non-Zero Weighted Average FICO: 709
Stated Original WAM: 359
Stated Current WAM: 358.73

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3. Gross Interest Rate

Gross Interest Rate	Net Pass Through	Count	Balance
6.750	6.500	157	22,999,091.81
6.875	6.625	119	17,250,999.28
6.880	6.630	4	938,300.00
7.000	6.750	74	11,975,588.71
Total:	6.599	354	53,163,979.80

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4. Mortgage Interest Rates

Mortgage Interest Rates	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
6.501 - 6.750	157	22,999,091.81	43.26	6.750	359	714	77	146,491.03
6.751 - 7.000	197	30,164,887.99	56.74	6.925	360	704	79	153,121.26
Total:	354	53,163,979.80	100.00	6.849	359	709	78	150,180.73

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5. Original Balance

Original Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	18	736,788.00	1.39	6.887	360	719	74	40,932.67
50,000.01 - 100,000.00	94	7,490,975.00	14.08	6.831	358	718	77	79,691.22
100,000.01 - 150,000.00	95	11,692,105.00	21.98	6.835	359	722	79	123,074.79
150,000.01 - 200,000.00	67	11,767,387.00	22.12	6.854	360	693	79	175,632.64
200,000.01 - 250,000.00	39	8,763,369.00	16.47	6.846	360	707	78	224,701.77
250,000.01 - 300,000.00	21	5,711,600.00	10.74	6.857	360	714	81	271,980.95
300,000.01 - 350,000.00	11	3,614,700.00	6.80	6.852	360	689	77	328,609.09
350,000.01 - 400,000.00	6	2,144,760.00	4.03	6.895	360	693	75	357,460.00
400,000.01 - 450,000.00	3	1,271,600.00	2.39	6.916	360	737	69	423,866.67
Total:	354	53,193,284.00	100.00	6.849	359	709	78	150,263.51

Min: 22,500.00
Max: 430,000.00
Avg: 150,263.51
Total: 53,193,284.00

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6. Current Balance

Current Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	18	736,431.29	1.39	6.887	360	719	74	40,912.85
50,000.01 - 100,000.00	94	7,487,187.56	14.08	6.831	358	718	77	79,650.93
100,000.01 - 150,000.00	95	11,686,280.21	21.98	6.835	359	722	79	123,013.48
150,000.01 - 200,000.00	67	11,758,057.30	22.12	6.854	360	693	79	175,493.39
200,000.01 - 250,000.00	39	8,757,629.12	16.47	6.846	360	707	78	224,554.59
250,000.01 - 300,000.00	21	5,709,536.49	10.74	6.857	360	714	81	271,882.69
300,000.01 - 350,000.00	11	3,614,112.47	6.80	6.852	360	689	77	328,555.68
350,000.01 - 400,000.00	6	2,143,845.97	4.03	6.895	360	693	75	357,307.66
400,000.01 - 450,000.00	3	1,270,899.39	2.39	6.916	360	737	69	423,633.13
Total:	354	53,163,979.80	100.00	6.849	359	709	78	150,180.73

Min: 22,500.00
Max: 430,000.00
Avg: 150,263.51
Total: 53,193,284.00

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7. Original LTV

Original LTV	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 60.00	24	3,034,057.52	5.71	6.820	358	701	49	126,419.06
60.01 - 70.00	51	8,408,809.62	15.82	6.831	357	718	67	164,878.62
70.01 - 75.00	31	4,828,801.48	9.08	6.849	360	691	74	155,767.79
75.01 - 80.00	155	23,682,443.57	44.55	6.842	360	709	80	152,789.96
80.01 - 85.00	9	1,158,827.42	2.18	6.891	360	684	84	128,758.60
85.01 - 90.00	53	7,795,594.33	14.66	6.888	360	714	90	147,086.69
90.01 - 95.00	28	3,766,943.86	7.09	6.868	360	725	95	134,533.71
95.01 >=	3	488,502.00	0.92	6.837	360	593	100	162,834.00
Total:	354	53,163,979.80	100.00	6.849	359	709	78	150,180.73

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8. Property Type

Property Type	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
Condominium	27	3,901,488.45	7.34	6.850	360	722	78	144,499.57
Cooperative	2	278,800.00	0.52	6.791	341	691	45	139,400.00
PUD	49	8,250,024.28	15.52	6.851	360	703	79	168,367.84
Single Family Residence	244	35,094,624.53	66.01	6.847	359	705	79	143,830.43
Three/Four Family	12	2,202,183.86	4.14	6.910	360	733	75	183,515.32
Two Family	20	3,436,858.68	6.46	6.830	360	731	75	171,842.93
Total:	354	53,163,979.80	100.00	6.849	359	709	78	150,180.73

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9. State

State	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
FL	51	8,141,794.50	15.31	6.851	360	705	80	159,643.03
TX	37	3,617,860.36	6.81	6.863	360	718	82	97,780.01
IL	26	5,005,979.95	9.42	6.834	360	732	74	192,537.69
AZ	20	2,883,725.33	5.42	6.861	360	722	86	144,186.27
MI	16	2,087,838.88	3.93	6.851	357	704	75	130,489.93
CA	15	3,175,284.70	5.97	6.823	360	694	74	211,685.65
MO	14	1,536,396.95	2.89	6.838	360	714	81	109,742.64
NY	12	2,608,491.21	4.91	6.863	358	684	70	217,374.27
OH	11	1,376,040.90	2.59	6.841	360	724	83	125,094.63
PA	10	1,466,980.41	2.76	6.840	360	699	75	146,698.04
Other	142	21,263,586.61	40.00	6.852	359	706	79	149,743.57
Total:	354	53,163,979.80	100.00	6.849	359	709	78	150,180.73

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10. Original Term

Original Term	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
240	2	184,736.85	0.35	6.750	240	725	67	92,368.43
300	1	88,800.00	0.17	6.880	300	716	50	88,800.00
360	351	52,890,442.95	99.49	6.849	360	708	78	150,685.02
Total:	354	53,163,979.80	100.00	6.849	359	709	78	150,180.73

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11. Documentation

Documentation	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
1 Paystub & Verbal Verification of Employment	3	287,262.57	0.54	6.769	360	677	88	95,754.19
1 Paystub, 1 W-2, and VVOE or 1 Yr 1040	19	2,336,495.80	4.39	6.807	357	686	80	122,973.46
Full Doc	28	4,049,114.26	7.62	6.881	360	679	81	144,611.22
No Employment/Income Verification	107	16,247,211.80	30.56	6.878	360	718	78	151,843.10
Verbal Verification of Employment	197	30,243,895.37	56.89	6.834	359	710	78	153,522.31
Total:	354	53,163,979.80	100.00	6.849	359	709	78	150,180.73

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12. Original FICO

Original FICO	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
520 - 539	1	170,000.00	0.32	7.000	360	529	100	170,000.00
600 - 619	4	582,850.00	1.10	6.909	360	607	85	145,712.50
620 - 639	22	3,753,799.10	7.06	6.864	358	632	78	170,627.23
640 - 659	21	3,526,741.83	6.63	6.866	360	651	79	167,940.09
660 - 679	50	8,375,903.19	15.75	6.871	360	670	75	167,518.06
680 - 699	42	6,400,414.80	12.04	6.820	360	690	78	152,390.83
700 - 719	56	8,534,849.52	16.05	6.871	359	710	78	152,408.03
720 - 739	51	6,749,482.71	12.70	6.847	360	730	79	132,342.80
740 - 759	48	7,378,966.18	13.88	6.834	360	750	79	153,728.46
760 - 779	29	3,845,768.84	7.23	6.799	356	772	81	132,612.72
780 - 799	24	3,157,094.08	5.94	6.845	360	789	78	131,545.59
800 - 820	6	688,109.55	1.29	6.822	360	803	76	114,684.93
Total:	354	53,163,979.80	100.00	6.849	359	709	78	150,180.73

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13. Loan Purpose

Loan Purpose	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
Purchase	189	26,447,661.17	49.75	6.859	360	719	84	139,934.72
Refi - Cash Out	122	19,659,250.17	36.98	6.843	359	695	73	161,141.39
Refi - Rate Term	43	7,057,068.46	13.27	6.829	360	707	74	164,117.87
Total:	354	53,163,979.80	100.00	6.849	359	709	78	150,180.73

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14. Occupancy Type

Occupancy Type	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
Investment	100	10,740,247.25	20.20	6.841	360	731	77	107,402.47
Owner Occupied	248	41,272,407.69	77.63	6.850	359	703	79	166,421.00
Second Home	6	1,151,324.86	2.17	6.908	360	684	79	191,887.48
Total:	354	53,163,979.80	100.00	6.849	359	709	78	150,180.73

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15. Interest Only

Interest Only	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	341	51,158,254.80	96.23	6.850	359	708	78	150,024.21
120	13	2,005,725.00	3.77	6.837	360	710	82	154,286.54
Total:	354	53,163,979.80	100.00	6.849	359	709	78	150,180.73

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16. Prepay Penalty

Prepay Penalty	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	326	48,452,830.54	91.14	6.849	360	710	79	148,628.31
12	7	1,765,700.00	3.32	6.849	357	678	67	252,242.86
36	21	2,945,449.26	5.54	6.860	360	710	79	140,259.49
Total:	354	53,163,979.80	100.00	6.849	359	709	78	150,180.73

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R:\SEA_WCC\shared\_PSTBKU\Brent Harlow\July Posiiton\July Position, 6-21-05.cas
Jun 23, 2005 15:00